SFT Government Money Market Fund

a Series of Securian Funds Trust
Summary Prospectus    |    May 1, 2021
This summary prospectus is designed to provide investors with key Fund information in a clear and concise format. Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.securianfunds.com/prospectus. You can also get this information at no cost by calling (800) 995-3850 or by sending an e-mail request to policyservices@securian.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated May 1, 2021, are incorporated by reference into this summary prospectus and may be obtained free of charge, at the website, phone number or e-mail address noted above.
Investment Objective
The Fund seeks maximum current income to the extent consistent with liquidity and the preservation of capital.
Fees and Expenses
This table describes the fees and expenses that you pay if you buy and hold shares of the Fund. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.
Shareholder Fees
(fees paid directly from your investment)
Not Applicable
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees (1)	0.25%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.13%
Acquired Fund Fees and Expenses (2)	0.01%

Total Annual Fund Operating Expenses	0.64%
Fee Waiver and/or Expense Reimbursement (3)	0.34%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.30%
(1)	Has been restated to reflect current fees.
(2)	Because Acquired Fund Fees and Expenses are not included in the Fund’s Financial Highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of the expenses to average net assets shown in the Financial Highlights table.
(3)	Securian Asset Management, Inc. (Securian AM), the Fund’s investment adviser, has contractually agreed to two arrangements that may impact fund fees and expenses. First, Securian AM has agreed to waive its “management fees” or absorb “other expenses” to ensure the Fund’s total operating expenses after the waiver and/or expense absorption, excluding “acquired fund fees and expenses," will not exceed 0.70% of the average net assets of the Fund. Second, Securian AM has agreed to waive, reimburse, or pay Fund expenses so that the Fund’s daily net investment income does not fall below zero. Both agreements are effective through April 30, 2022, and renew annually for a full year unless terminated by Securian AM upon at least 30 days' notice prior to the end of the contract term. Securian AM cannot terminate either agreement prior to the end of the contractual term. Both agreements are described in greater detail in the “Detailed Fund Information” section of the Fund’s prospectus.
Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other Funds.
Summary Information        1

The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:
1 Year	3 Years	5 Years	10 Years
$31	$171	$323	$766
Principal Investment Strategies
The Fund intends to maintain a one dollar ($1.00) net asset value per share, although there is no assurance it will be successful in doing so.
The Fund invests at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities). In addition, under normal circumstances, the Fund invests at least 80% of its net assets in government securities and/or repurchase agreements that are collateralized by government securities. For this purpose, a “government security” is a security issued or guaranteed as to principal and interest by:
▲  the U.S. government; or
▲  a person controlled or supervised by, and acting as an instrumentality of, the U.S. government pursuant to authority granted by the U.S. Congress.
The Fund may also invest a portion of its assets in shares of other money market funds, but only if such funds qualify as ‘government’ money market funds under applicable rules of the Securities and Exchange Commission (SEC).
U.S. Treasury securities and some obligations of U.S. government agencies and instrumentalities are supported by the “full faith and credit” of the U.S. government. Other U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury, while still others are supported only by the credit of the issuer or instrumentality. The Fund invests only in U.S. dollar-denominated securities that mature in 397 calendar days or less from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 60 days and the dollar-weighted average life to maturity of the Fund may not exceed 120 days.
The Fund’s investments will also comply with the applicable rules of the SEC governing the type, quality, maturity and diversification of securities held by government money market funds.
Principal Risks
An investment in the Fund may result in the loss of money, and may be subject to various risks, which may be even greater during periods of market disruption or volatility, including the following types of principal risks:
▲  Active Management Risk – the risk that the Fund’s investment adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.
▲  Government Securities Risk – the risk a fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae, or Freddie Mac). U.S. government securities are subject to market risk, interest rate risk, and credit risk. Securities such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity, and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to a fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk and interest rate risk than interest-paying securities of similar maturities.
2        Summary Information

▲  Income Risk – the risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines or income decline within a security.
▲  Inflation Risk – the risk that inflation will erode the purchasing power of the value of securities held by the Fund or the value of the Fund’s dividends.
▲  Interest Rate Risk – the risk that the value of a debt security or fixed income obligation will decline due to an increase in market interest rates. The negative impact on a debt security or fixed income obligation from resulting rate increases could be swift and significant, including falling market values and reduced liquidity. Substantial redemptions from the Fund and other fixed income funds may worsen the impact. Other types of securities also may be adversely affected from an increase in interest rates. In addition, interest rates may decline further resulting in lower yields which make the Fund less attractive to investors who are seeking higher rates of returns. Also a lower yield may not be sufficient to cover the expenses of the Fund.
▲  Investment Company Risk – the risk that, to the extent the Fund invests in shares of another investment company, it will indirectly absorb its pro rata share of such investment company’s operating expenses, including investment advisory and administrative fees, which will reduce the Fund’s return on such investment relative to investment alternatives that do not include such expenses.
▲  Pandemic Risk – the risk that pandemics and other illness-related geopolitical events may increase short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Pandemics may adversely affect individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments.
An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has spread internationally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect Fund performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.
▲  Repurchase Agreement Risk – the risk that if the seller of a repurchase agreement defaults on its obligation to repurchase securities from the Fund, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future. It is expected that the Fund’s future total returns will be lower than historical returns due to the Fund’s conversion to a government money market fund.
Summary Information        3

Calendar Year Total Returns (a)
Best Quarter
1Q '19 and 2Q '19 | 0.43%
Worst Quarter
1Q '11 thru 2Q '17, and 2Q '20 thru	4Q '20 | 0.00%
(a)	Performance prior to May 1, 2012 is that of the Fund’s predecessor portfolio.
Average Annual Total Return
(for periods ending December 31, 2020)
	1 Year	5 Years	10 Years
Government Money Market Fund	0.21%	0.60%	0.30%
Management
The Fund is advised by Securian AM. The following individuals serve as the Fund’s primary portfolio managers:
Name and Title	Primary Manager Since
Thomas B. Houghton Senior Vice President and Portfolio Manager, Securian AM	August 18, 2003
Lena S. Harhaj Vice President and Portfolio Manager, Securian AM	April 29, 2016
Daniel A. Henken Vice President and Portfolio Manager, Securian AM	January 1, 2020
Purchase and Sale of Fund Shares
Fund shares are sold only to participating life insurance company separate accounts and qualified plans (financial intermediaries) and are not offered directly to the public. Purchases and sales of Fund shares may be effected only through a participating life insurance company or qualified plan. Please refer to the appropriate separate account prospectus or plan documents for detail.
Taxes
For information concerning the tax consequences to purchasers of variable annuity contracts and variable life insurance policies issued by Minnesota Life Insurance Company (Minnesota Life) or other participating life insurance companies, please see the appropriate prospectus for those contracts.
4        Summary Information

Payments to Broker-Dealers and Other Financial Intermediaries
When you purchase Fund shares through a life insurance company in connection with its variable annuity contracts or variable life insurance policies, or through another financial intermediary such as a broker-dealer that sells variable annuity contracts or variable life insurance policies, the Fund or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the life insurance company or broker-dealer to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.
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